SCHEDULE 14A

                     SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                Exchange National Bancshares, Inc.
         (Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction
applies:
     _________________________________________________________________

     2)   Aggregate number of securities to which transaction
applies:
     _________________________________________________________________

     3)   Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
determined):
     _________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

_________________________________________________________________

     5)   Total fee paid:
     _________________________________________________________________

[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)  Amount Previously Paid:
  ______________________________________________________________

  2)  Form, Schedule or Registration Statement No.:
  ______________________________________________________________

  3)  Filing Party:
  ______________________________________________________________

  4)  Date Filed:
  _________________________________________________________________

                          April 29, 1999

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Exchange National Bancshares, Inc., to be held at The Exchange National Bank of Jefferson City's facility, located at 3701 West Truman Boulevard, Jefferson City, Missouri, on Wednesday, June 9, 1999, commencing at 9:00 a.m., local time. The business to be conducted at the meeting is described in the accompanying Notice of Annual Meeting and Proxy Statement. In addition, there will be an opportunity to meet with members of senior management and review the business and operations of the Company.

     Your Board of Directors joins with me in urging you to attend the meeting. Whether or not you plan to attend the meeting, however, please sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person.


                                        Sincerely yours,

                                        /s/ Donald L. Campbell
                                        Donald L. Campbell
                                        Chairman of the Board
                                            and President

                EXCHANGE NATIONAL BANCSHARES, INC.
                       132 EAST HIGH STREET
                  JEFFERSON CITY, MISSOURI 65101

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON JUNE 9, 1999

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Exchange National Bancshares, Inc., a Missouri corporation (the "Company"), will be held at The Exchange National Bank of Jefferson City's facility, located at 3701 West Truman Boulevard, Jefferson City, Missouri, on Wednesday, June 9, 1999, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

     1. To elect three Class I directors to hold office for a term expiring at the 2002 Annual Meeting of the Shareholders of the Company and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

     2. To consider and act upon ratification and approval of the selection of the accounting firm of KPMG LLP as the independent auditors of the Company for the year ending
          December 31, 1999; and

     3. To transact such other business as properly may come before the meeting and any adjournment or adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on April 16, 1999 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or adjournments thereof.

     All shareholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, the Board of Directors of the Company solicits you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all shareholders are urged to be present in person or by proxy.

                              By Order of the Board of Directors

                              /s/ Donald L. Campbell
                              Donald L. Campbell
                              Chairman of the Board
                                 and President

April 29, 1999
Jefferson City, Missouri


     PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN
     IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU
     EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

                EXCHANGE NATIONAL BANCSHARES, INC.
                       132 EAST HIGH STREET
                  JEFFERSON CITY, MISSOURI 65101

                        __________________

                         PROXY STATEMENT
                        __________________

                  ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD JUNE 9, 1999

                        __________________

                           INTRODUCTION

     This Proxy Statement is being furnished to the shareholders of Exchange National Bancshares, Inc., a Missouri corporation (the "Company" or "Bancshares"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Wednesday, June 9, 1999, and at any adjournment or adjournments thereof (the "Annual Meeting"). The Annual Meeting will commence at 9:00 a.m., local time, and will be held at The Exchange National Bank of Jefferson City's facility located at 3701 West Truman Boulevard, Jefferson City, Missouri. The Company's principal business activity is the ownership of all the issued and outstanding stock of The Exchange National Bank of Jefferson City ("ENB") and Union State Bancshares, Inc. ("Union"), which in turn owns all of the issued and outstanding stock of Union State Bank & Trust of Clinton ("USB").

     The Company's principal executive offices are located at 132
East High Street, Jefferson City, Missouri, 65101.  This Proxy
Statement and the enclosed form of proxy were first mailed to the Company's shareholders on or about April 29, 1999.

PROXIES

     You are requested to complete, date and sign the enclosed form of proxy and return it promptly to the Company in the enclosed postage prepaid envelope. Shares represented by properly executed proxies will, unless such proxies previously have been revoked, be voted in accordance with the shareholders' instructions indicated in the proxies. If no instructions are indicated, such shares will be voted in favor of the election of the nominees for director named in this Proxy Statement, in favor of ratifying the selection of the accounting firm of KPMG LLP as the Company's independent auditors for the current year, and, as to any other matter that properly may be brought before the Annual Meeting, in accordance with the discretion and judgment of the appointed proxies. A shareholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing written notice of revocation with the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

VOTING AT THE MEETING

     For purposes of voting on the proposals described herein, the presence in person or by proxy of shareholders holding a majority of the total outstanding shares of the Company's common stock, $1.00 par value, shall constitute a quorum at the Annual Meeting.
Only holders of record of shares of the Company's common stock as of the close of business on April 16, 1999 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. As of the Record Date, 718,511 shares of the Company's common stock were issued and outstanding. Each such share of common stock is entitled to one vote on each matter properly to come before the Annual Meeting.
Shares of common stock represented by a proxy which directs that the shares be voted to abstain or to withhold a vote on any matter will be counted in determining whether a quorum is present. Shares of common stock as to which there is a broker non-vote (i.e., when a broker holding shares for clients in street name is not permitted to vote on certain matters without instruction) also will be counted for quorum purposes. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

     Directors are elected by a majority of the votes cast, in person or by proxy of shareholders entitled to vote at the Annual Meeting for that purpose. Shareholders do not have cumulative voting rights in the election of directors. The affirmative vote of a majority of the shares of the Company's common stock, represented in person or by proxy and entitled to vote at the Annual Meeting, is required for (i) the ratification of the selection of KPMG LLP as the Company's independent auditors, and
(ii) the approval of such other matters as properly may come before the Annual Meeting or any adjournment thereof.

     A shareholder entitled to vote in the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors. In addition, a shareholder entitled to vote with respect to any other matters at the Annual Meeting may abstain from voting on such matters. With respect to the election of directors, votes withheld from one or more nominees are treated as votes against the particular nominee. Abstentions from the proposal to approve the ratification of the selection of the Company's independent auditors or any other proposal are treated as votes against the particular proposal. Broker non-votes on any proposal to be voted on at the Annual Meeting are treated as shares of common stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

SOLICITATION OF PROXIES

     This solicitation of proxies for the Annual Meeting is being made by the Company's Board of Directors. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. After the initial mailing of this Proxy Statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of the Company, ENB or USB. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of the Company's transfer agent, will be paid by the Company.

     A list of shareholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the registered office of the Company located at 132 East High Street, Jefferson City, Missouri. The list also will be available at the Annual Meeting.

                              ITEM 1

                      ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS

     The Company's Board of Directors consists of eight directors.
The Articles of Incorporation of the Company divides the Board of Directors into three classes of directors, with the directors serving staggered terms of three years and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The present terms of Charles G. Dudenhoeffer, Jr., Phillip D. Freeman and James E. Smith, the three directors in Class I, expire at this Annual Meeting. Directors in Class II (David R. Goller and James R. Loyd) and Class III (Donald
L. Campbell, Kevin L. Riley and David T. Turner) have been elected to terms expiring at the time of the annual meeting of shareholders in 2000 and 2001, respectively.

     One of the purposes of this Annual Meeting is to elect three directors in Class I to serve for a three-year term expiring at the Annual Meeting of Shareholders in 2002 and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The Board of Directors has designated Charles G. Dudenhoeffer, Jr., Phillip D. Freeman and James E. Smith as the three nominees proposed for election at the Annual Meeting. Unless authority to vote for the nominees or a particular nominee is withheld, it is intended that the shares represented by properly executed proxies in the form enclosed will be voted for the election as directors of all three nominees. In the event that one or more of the nominees should become unavailable for election, it is intended that the shares represented by the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors, unless the authority to vote for all nominees or for the particular nominee who has ceased to be a candidate has been withheld. Each of the nominees has indicated his willingness to serve as a director if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable for election.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
ELECTION OF CHARLES G. DUDENHOEFFER, JR., PHILLIP D. FREEMAN AND
JAMES E. SMITH AS CLASS I DIRECTORS.

     The Company's Articles of Incorporation and Bylaws provide that advance notice of shareholder nominations for the election of directors must be given. With respect to this Annual Meeting, written notice of the shareholder's intent to make a nomination at the meeting must be received by the Company's Secretary at the Company's principal executive offices not later than the close of business on May 11, 1999. At future meetings of shareholders, notice of nominations or other business to be brought before the meeting must be delivered to the Company's Secretary at the Company's principal executive offices not less than 60 days (30 days in the case of nominations for the election of directors) prior to the first anniversary of the previous year's annual meeting. In the event that the date of the annual meeting of shareholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, however, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of (i) the 60th day (in the case of nominations, the 30th day) prior to such annual meeting or (ii) the tenth day following the date on which public announcement of the date of such meeting is first made.

     The shareholder's notice of nomination must contain (i) the name and address of the nominating shareholder, of each person to be nominated and of the beneficial owner (as defined in the Articles of Incorporation), if any, on whose behalf the nomination is made, (ii) a representation that the nominating shareholder is the holder of record of the Company's common stock entitled to vote in the election of directors at the meeting and intends to appear at the meeting to nominate the person or persons specified in the notice, (iii) the number of shares of the Company's common stock owned beneficially and of record by the nominating shareholder and by each person to be nominated, (iv) a description of all arrangements or understandings between the nominating shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (v) the consent of each nominee to serve as a director if so elected, and (vi) such other information regarding each nominee proposed by the nominating shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, as then in effect, if the Company were soliciting proxies for the election of such nominees. If no such notice has been received, the chairman of the Annual Meeting is entitled to refuse to acknowledge the nomination of any person which is not made in compliance with the foregoing procedure. The Board of Directors does not know if, and has no reason to believe that, anyone will attempt to nominate another candidate for director at this Annual Meeting.

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

          The following table sets forth certain information with respect to each person nominated by the Board of Directors for election as a Class I director at the Annual Meeting and each director whose term of office will continue after the Annual Meeting.

                                     Position               Company
Name                            Age  With the Company    Director Since

NOMINEES

CLASS I:  TERM TO EXPIRE IN 2002

Charles G. Dudenhoeffer, Jr.  59     Senior Vice              1993
                                     President and
                                     Director

Philip D. Freeman             45     Director                 1993

James E. Smith                54     Vice Chairman            1997
                                     and Director

DIRECTORS CONTINUING IN OFFICE

CLASS II:  TERM TO EXPIRE IN 2000

David R. Goller               67      Director               1993

James R. Loyd                 67      Director               1993

CLASS III:  TERM TO EXPIRE IN 2001

Donald L. Campbell            72   President,                1993
                                   Chairman of
                                   the Board
                                   and Director

Kevin L. Riley                43   Director                  1995

David T. Turner               42   Vice Chairman             1997
                                   and Director

     The business experience during the last five years of each person nominated by the Board of Directors for election as a Class I director at the Annual Meeting and each director whose term of office will continue after the Annual Meeting is as follows:

     Charles G. Dudenhoeffer, Jr. has served as a Director of ENB since 1978 and of Bancshares since 1993. Mr. Dudenhoeffer has served as Vice President and Trust Officer of ENB from 1974 until June 1992, when he became Senior Vice President and Trust Officer. He has served as Senior Vice President of Bancshares since 1993.

     Philip D. Freeman has served as a Director of ENB since 1990 and of Bancshares since 1993. He has been the Owner/Manager of Freeman Mortuary, Jefferson City, Missouri since 1974. Mr.
Freeman also serves on the Company's Audit Committee.

     James E. Smith has served as a Director of USB since 1975, of Union since 1977 and of Bancshares since 1997. He has served as Vice Chairman of Bancshares since 1998, as President, Treasurer and Assistant Secretary of Union since 1997, and as President of USB since 1975.

     David R. Goller has served as a Director of ENB since 1975 and of Bancshares since 1993. He has been an attorney with the law firm of Goller, Gardner & Feather, P.C. (formerly Goller & Associates, P.C.), Jefferson City, Missouri, counsel for ENB, since 1975. Mr. Goller also serves on the Company's Audit Committee.

     James R. Loyd has served as a Director of ENB since 1974 and of Bancshares since 1993. He served as Executive Vice President of ENB from 1974 until October 1996 and as Executive Vice President of Bancshares from 1993 until October 1996.

     Donald L. Campbell has served as a Director of ENB since 1967, of USB since 1997, of Union since 1997 and of Bancshares since 1993. He has served as Chairman of ENB since 1990, of Union since 1997 and of Bancshares since 1993. Mr. Campbell has served as President of ENB from 1971 until December 1996 and of Bancshares since 1993. He has served as Secretary of Union since 1997.

     Kevin L. Riley has served as a Director of ENB since 1995 and of Bancshares since 1995. He has been co-owner of Riley Chevrolet, Inc. and Riley Oldsmobile, Cadillac, Inc., each a Jefferson City, Missouri automobile dealership, since 1986 and 1992, respectively. Mr. Riley also serves on the Company's Audit Committee.

     David T. Turner has served as a Director of ENB and of Bancshares since January 1997. Mr. Turner has served as President of ENB since January 1997 and as Vice Chairman of Bancshares since June 1998. From 1993 until June 1998, he served as Senior Vice President of Bancshares. He served as Senior Vice President of ENB from June 1992 through December 1996 and as Vice President from 1985 until June 1992.

     There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director, except that in connection with the Company's acquisition of Union and USB in November 1997, the Company agreed to appoint James E. Smith as a director.

COMPENSATION OF DIRECTORS

     Only outside (non-employee) members of the Company's Board of Directors receive compensation for their service to the Company as a director. Each of these outside (non-employee) directors is paid $300 for each meeting of the Board attended in person. Each member of the Company's Audit Committee receives $700 for each committee meeting attended.

     Members of Union's Board of Directors receive no compensation for their service to Union as a director.

     All directors of the Company (other than Mr. Smith) are also directors of ENB, and in that capacity may receive compensation from ENB. For 1998 and 1999, each of ENB's outside (non-employee) directors is paid a monthly $500 retainer and $300 for each meeting
of the Board attended in person.   In addition, these directors are
eligible for a $2,400 bonus if ENB meets certain financial goals and the director attends at least 80% of the Board meetings held (which could include one telephone conference meeting). Four of ENB's directors received this bonus for 1998.

     Two of the Company's directors -- Mr. Campbell and Mr. Smith -- are also directors of USB, but are not eligible to receive compensation for their service to USB as a director. Only outside (non-employee) members of USB's Board of Directors receive compensation for their service to USB as a director. For 1998 and 1999, each of USB's outside (non-employee) directors is paid a monthly $300 retainer. For 1999, these directors also will be paid $300 for each meeting of the Board attended in person. Each outside (non-employee) member of USB's Trust Committee receives $100 for each meeting of that committee attended, and each outside (non-employee) member of USB's Loan (Discount) Committee receives $50 for each meeting of that committee attended.

MEETINGS OF THE BOARD AND COMMITTEES

     During 1998 the Board of Directors of the Company held five meetings. All directors attended at least 75% of the meetings of the Board of Directors which were held during 1998, with the exception of Mr. Freeman who attended 60% of such meetings. It should be noted that the Company's directors discharge their responsibilities throughout the year, not only at such Board of Directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to the Company.

     The Company's Board of Directors has established an Audit Committee. The Audit Committee assists the Board in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors, among others. The Audit Committee is responsible for apprising the Board of management's compliance with Board mandated policies, internal procedures and applicable laws and regulations. The committee works with the internal audit department and external auditors and supervises the internal audit function directly, reviews and approves the hiring of audit personnel and evaluates the performance of the internal audit function and the external auditors. The committee also has the duty to make, or cause to be made, a suitable examination and audit of the financial affairs of the Company and its subsidiaries at least annually, and to report thereon to the Board of Directors. The members of the Audit Committee currently are Messrs. Freeman, Goller and Riley. The Audit Committee met five times during 1998. Each committee member attended 100% of the meetings held in 1998.


     With the exception of the Audit Committee, there currently are no other standing compensation, executive, nominating or other committees of the Company's Board of Directors, or committees performing similar functions of the Board.

               EXECUTIVE OFFICERS AND COMPENSATION

EXECUTIVE OFFICERS

     Executive officers of Bancshares are appointed by the Board of Directors and serve at the discretion of the Board. The following table sets forth certain information with respect to all executive officers of Bancshares.

          NAME                AGE         POSITION

Donald L. Campbell            72   President, Chairman of
                                   the Board and Director-
                                   Class III

David T. Turner               42   Vice Chairman and
                                   Director-Class III

James E. Smith                54   Vice Chairman and
                                   Director-Class I

Charles G. Dudenhoeffer, Jr.  59   Senior Vice President and
                                   Director-Class I

     Richard G. Rose          47   Treasurer

     Kathleen L. Bruegenhemke 33   Senior Vice President
                                   and Secretary

     The business experience of the executive officers of Bancshares (with the exception of those executive officers previously described under the caption "Election of Directors--
Nominees and Directors Continuing in Office") during the last five years is as follows:

     Richard G. Rose has served as Treasurer of Bancshares since July 1998 and as Senior Vice President and Controller of ENB since July 1998. Prior to that he served as Senior Vice President and Controller of the First National Bank of St. Louis from June 1979 until June 1998.

     Kathleen L. Bruegenhemke has served as Senior Vice President and Secretary of Bancshares since November 1997. From January 1992 until November 1997, she served as Internal Auditor of ENB. Prior to joining ENB, Ms. Bruegenhemke served as a Commissioned Bank Examiner for the Federal Deposit Insurance Corporation from 1986 to 1992.

     There is no arrangement or understanding between any executive officer and any other person pursuant to which such executive officer was selected as an officer.

EXECUTIVE COMPENSATION

     The Company does not pay compensation to its officers. The following table sets forth for the years ended December 31, 1998, 1997 and 1996, respectively, the compensation paid or accrued by the Company's subsidiaries to the chief executive officer of the Company and the only two other employees whose remuneration for 1998 was in excess of $100,000 for services to the Company and its subsidiaries in all capacities:

                    SUMMARY COMPENSATION TABLE

NAME AND            ANNUAL     COMPENSATION OTHER ANNUAL       ALL OTHER
PRINCIPAL POSITION  YEAR    SALARY    BONUS COMPENSATION /4/ COMPENSATION/5/

Donald L. Campbell  1998   $214,932   $      0  $    0         $24,548
 Chairman and       1997   $131,832   $100,000  $8,100         $24,997
 Director of ENB /1/1996   $119,004   $      0  $7,000         $19,775

James E. Smith      1998   $114,269   $  3,084  $    0         $ 5,868
 President and      1997   $ 76,226   $130,215  $7,400         $10,105
 Director of USB /2/

David T. Turner     1998 $134,632  $      0  $    0      $20,656
 President and      1997 $121,584  $ 25,000  $7,500      $22,901
 Director of ENB /3/1996 $ 90,758  $      0  $    0      $15,084

______________
/1/  Mr. Campbell served as President of ENB until December 31, 1996.

/2/ Upon the Company's acquisition of USB in November 1997, Mr. Smith commenced his service to the Company as a director and President of USB. The 1997 compensation reported for Mr. Smith, however, is for the entire year of 1997. In connection with the Company's acquisition of Union and USB in November 1997, Mr. Smith has received certain amounts under a promissory note and noncompetition agreement that are not reflected in the table. See "Transactions with Directors and Officers."

/3/  Mr. Turner served as Senior Vice President of ENB until December 31, 1996.

/4/ Includes director and committee fee payments from ENB for 1998, 1997 and 1996 of $0, $7,500 and $7,000, respectively, to Mr. Campbell; and $0, $7,500 and $0, respectively, to Mr. Turner; and director and committee fee payments from USB for 1997 of $600 to Mr. Campbell and $7,400 to Mr. Smith. Excludes perquisites and other benefits, unless the aggregate amount of such compensation is equal to the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

/5/ All Other Compensation includes (i) ENB's contributions to the ENB profit-sharing plan and trust for 1998, 1997 and 1996 of $24,548, $24,997 and $19,775, respectively, allocated to Mr. Campbell's account; and $20,656, $22,901 and $15,084, respectively, allocated to Mr. Turner's account, and
     (ii) USB's contributions to the USB profit-sharing plan for 1998 and 1997 of $5,868 and $10,105, respectively, allocated to Mr. Smith's account.

ENB PROFIT-SHARING TRUST

     ENB established a profit-sharing plan and trust in 1951, which has been amended and restated from time to time, and was most recently amended and restated on January 20, 1999. All employees who have completed one year of service are eligible to participate. ENB makes all contributions except for voluntary contributions by participants who are not highly compensated employees. ENB is required to make an annual contribution to the trust in an amount equal to 6% of its income before provision for Federal and state income taxes and before provision for contributions to the profit-sharing plan and retirement plan, limited, however, to the maximum amount deductible for Federal income tax purposes. ENB's contribution to the trust for any given year is allocated to the accounts of the participants in direct proportion to the compensation of the participants for such year. The trust can invest up to 60% of the value of its assets in the Company's stock, and such common stock held by the trust is allocated to the accounts of the participants. The interest of a participant in ENB contributions does not vest prior to the completion of five years of service. After five years of service a participant becomes fully vested in the value of his or her employer contribution account. A participant whose employment with ENB terminates because of his or her normal retirement, death, or permanent disability is also fully vested. Payments are made to participants upon termination of service. If cash is distributed, any shares of the Company's stock previously allocated to the terminating participant's account would be reallocated among the remaining participants' accounts. A participant may withdraw his own contributions, but a participant may not borrow from the trust. Each participant may direct the trustee with respect to the voting of shares of the Company's stock allocated to his account on such matters upon which shareholders are entitled to vote. ENB serves as trustee of the trust, and the trust is administered by a retirement committee which is appointed by the Board of Directors of ENB. As of December 31, 1998, the trust held assets with an aggregate book value of $11,827,873.

     As of March 16, 1999, the trust held 58,409 shares (or 8.1%) of the Company's stock.

USB PROFIT-SHARING PLAN

      USB established the Union State Bank & Trust of Clinton Profit Sharing Plan (the "Plan") in 1963. The Plan was restated in 1994. All employees who have completed one year of service and are twenty-one years old are eligible to participate in the Plan. Eligible Plan participants may make elective deferrals up to a maximum of 8% of such participant's compensation. Under the terms of the Plan, a matching contribution will be made on behalf of each participant by USB in an amount of 33.33% of the participant's elective deferrals. In addition to the employer matching contributions, USB may make a discretionary annual profit sharing contribution to the Plan. Both the employer matching contribution and the discretionary employer profit sharing contribution are subject to the Plan's vesting schedule. Under the Plan's vesting schedule, a participant's interest in employer contributions does not begin to vest until the participant has completed three years of service. A participant becomes fully vested after he or she has completed seven years of service. Unless a participant terminates employment due to death, disability or retirement, a participant is not eligible to receive an employer matching or employer profit sharing contribution for a specific Plan year unless the participant has completed 1,000 hours or more of service during the Plan year and is employed on the last day of the Plan year. A participant may take a total distribution of his or her vested account balance upon his or her termination from employment. Under the terms of the Plan, in-service hardship withdrawals are allowed. Plan loans, however, are not permitted. USB currently serves as the trustee and plan administrator of the Plan.

PENSION PLAN

     Concurrently with the creation of the profit-sharing plan and trust in 1951, ENB established a retirement plan for its employees, which has been amended and restated from time to time, and was most recently amended on January 20, 1999. Under the plan, all full-time employees become participants on the earlier of the first of May or the first of November coincident with or immediately following the later to occur of (i) the completion of one year of service or (ii) the attainment of the age of 21, and continue to participate so long as they continue to be full-time employees, until their retirement, death or termination of employment prior to normal retirement date. The plan has a five-year vesting schedule under which a participant becomes fully vested in his accrued benefit after completing five years of service. This plan provides for the payment of retirement and death benefits that are funded by investments which, at December 31, 1998, had an aggregate book value of $3,114,109.

     The normal retirement benefits provided under the plan for an employee with at least 25 years of continuous service are based upon 45% of his/her average compensation over a ten-year period, less 50% of his social security benefit. Compensation covered by the plan includes wages, salaries and overtime pay but excludes directors' fees, commissions, bonuses, expense allowances, and other extraordinary compensation. Amounts reported in the compensation table include salaries, directors' fees, commissions and bonuses. For employees with less than 25 years of continuous service, retirement benefits are reduced proportionally. Provision is made for early or late retirement and optional payment provisions are available.

     The table below illustrates the projected amount of annual retirement income, based on a straight line annuity, available under the plan for a person retiring at 65 years of age at various levels of average annual compensation and years of service classifications, with an assumed annual social security benefit of $10,000.

     AVERAGE TEN-
     YEAR ANNUAL    10 YEARS  15 YEARS  20 YEARS  25 YEARS
     COMPENSATION   SERVICE   SERVICE   SERVICE   SERVICE

     $ 50,000       $ 7,000   $10,000   $14,000   $17,500
       100,000       16,000    24,000    32,000    40,000
       150,000       25,000    37,500    50,000    62,500
       200,000       34,000    51,000    68,000    85,000

     The amounts shown above reflect benefits payable in the normal payment form. For a married participant, payment is by monthly benefit to the participant during his or her lifetime, and 50% of that amount is paid to the spouse monthly during the spouse's life after the participant's death. For an unmarried participant, payment is by a lifetime monthly benefit, with payments guaranteed for the first 120 months.

     Mr. Campbell and Mr. Turner have 47 years and 20 years, respectively, of continuous service under the plan. Mr. Smith is not a participant in the plan.

SMITH EMPLOYMENT AGREEMENT

     The Company has entered into an employment agreement with James E. Smith. The agreement has an initial three-year term which expires on November 3, 2000, subject to automatic extensions of one additional year upon the expiration of each year prior to Mr. Smith's 62nd birthday (unless either party gives notice not to so extend the term). The agreement provides for an annualized base salary of $110,000, and eligibility for merit-based increases. In addition to base salary, the agreement also provides that Mr. Smith is eligible to participate in bonus and other incentive compensation plans made available to employees having responsibilities comparable to those of Mr. Smith.

     Mr. Smith's employment is subject to early termination in the event of his death, disability or adjudication of legal incompetence, and otherwise may be terminated only for cause (as defined). The employment agreement prevents Mr. Smith from competing with the Company, soliciting customers or hiring employees during the term of the agreement and for a period of two years thereafter. In addition, the employment agreement requires Mr. Smith to maintain the confidentiality of the Company's confidential information prior to its disclosure by the Company.

                    OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information as of March 16, 1999 regarding the beneficial ownership of the Company's common stock by each person known to the Board of Directors to own beneficially 5% or more of the Company's common stock, by each director of the Company, by each executive officer named in the Summary Compensation Table under "Executive Officers and Compensation--Executive Compensation" and by all directors and officers of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more shareholders, as the case may be.


NAME                     AMOUNT AND NATURE OF          PERCENTAGE OF
                         BENEFICIAL OWNERSHIP/1/       SHARES OUTSTANDING/1/

Exchange National Bank of          58,409.00                8.1%
  Jefferson City Profit-Sharing
  Trust/Exchange National
  Bank of Jefferson City,
  Trustee /2//3/
Donald L. Campbell /2//4/          39,325.27                5.5
David T. Turner /5/                 3,621.44                 *
Charles G. Dudenhoeffer, Jr. /6/    8,691.69                1.2
Philip D. Freeman /7/               1,378.00                *
David R. Goller /8/                10,099.00                1.4

James R. Loyd /9/                  19,966.00                2.8
Kevin L. Riley /10/                   340.00                *
James E. Smith                        601.00                *
All directors & executive officers
as a group (10 persons) /11/       84,477.10                11.7
_________________
  *  Less than one percent

/1/ Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 718,511 shares of common stock outstanding.

/2/ The address for The Exchange National Bank of Jefferson City Profit-Sharing Trust/The Exchange National Bank of Jefferson City, Trustee and for Mr. Campbell is 132 East High Street, Jefferson City, Missouri 65101.

/3/ Participants in The Exchange National Bank of Jefferson City Profit-Sharing Trust have the right to vote shares which have been allocated to such participants in the Profit-Sharing Trust. Accordingly, the Profit-Sharing Trust/Trustee has investment power but not voting power as to the shares shown as owned by it.

/4/ Includes 300 shares held by Mr. Campbell's spouse, 1,650 shares held by Mr. Campbell jointly with his spouse and 9,341.27 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust for his benefit. Mr. Campbell and his spouse share voting and investment power with respect to 1,950 shares, and Mr. Campbell has the right to vote, but has no investment power, with respect to the 9,341.27 shares held in the Profit-Sharing Trust.

/5/ Includes 2,371.44 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust for his benefit. Mr. Turner has the right to vote, but has no investment power, with respect to the 2,371.44 shares held in the Profit-Sharing Trust.

/6/ Includes 3,100 shares held jointly by Mr. Dudenhoeffer and his spouse and 5,591.69 shares held in The Exchange National Bank of Jefferson City Profit-Sharing Trust for his benefit. Mr. Dudenhoeffer and his spouse share voting and investment power with respect to 3,100 shares, and Mr. Dudenhoeffer has the right to vote, but has no investment power, with respect to the 5,591.69 shares held in the Profit-Sharing Trust.

/7/ These shares are held of record by a revocable living trust, of which Mr. Freeman is a trustee, for the benefit of Mr. Freeman and his wife.

/8/ Includes 1,200 shares held of record by the law firm of Goller, Gardner & Feather, a professional corporation, which is an associate of David R. Goller. Also includes 2,520 shares held of record by the Goller, Gardner & Feather, P.C. Profit Sharing Trust, of which Mr. Goller is trustee, and 6,379 shares held of record by two family trusts for which he acts as sole trustee.

/9/ Includes 11,650 shares held by Mr. Loyd's spouse as trustee of a family trust, as to which Mr. Loyd and his spouse share voting and investment power.

/10/ Includes 100 shares held jointly by Mr. Riley and his spouse, as to which they share voting and investment power.

/11/ Includes 17,759.10 shares held in The Exchange National Bank of Jefferson
     City Profit-Sharing Trust and allocated to participant accounts which the participant has the right to vote but not investment power.

             TRANSACTIONS WITH DIRECTORS AND OFFICERS

     As part of the consideration provided by the Company for its November 1997 acquisition of Union and USB, the Company issued a promissory note to James E. Smith in the principal amount of $2,000,000. This promissory note matures on November 1, 2002, with quarterly installments of accrued interest to be made on each February 1, May 1, August 1 and November 1 of the loan term at the rate of 7% per annum. The Company has reserved the right to prepay the promissory note at any time on or after November 1, 2000. The promissory note, and the other promissory notes issued to former shareholders of Union or USB, are secured by Union's pledge of the shares of USB capital stock owned by it.

     In connection with the Company's acquisition of Union and USB in November 1997, the Company entered into a noncompetition agreement with James E. Smith. The agreement prevents Mr. Smith from competing with the Company, soliciting customers or hiring employees during the six-year term of the agreement in exchange for the Company's agreement to pay him six annual installments of $50,000 each (without interest), the first of which installments was paid on November 3, 1997.

     The officers and directors of the Company and of its subsidiaries, some of their family members and the companies with which some of the directors are associated, were customers of, and had banking transactions with, ENB and USB in the ordinary course of ENB's and USB's respective businesses during 1997 and 1998. During each of these years ENB and USB each continued its policy of making loans and loan commitments in the ordinary course of business to its employees, officers and directors, and their affiliates, only on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons. In the opinion of the Board of Directors of ENB and of USB, respectively, none of its transactions with such persons involved more than a normal risk of collectability or other unfavorable features.

     David R. Goller, a director of the Company and ENB, is a member of the firm Goller, Gardner & Feather, P.C., which ENB has retained and expects in the future to retain as its general counsel. During 1998, ENB paid legal fees to Goller, Gardner & Feather, P.C. in the amount of $7,069.

                              ITEM 2

        RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected the independent certified public accounting firm of KPMG LLP (formerly known as KPMG Peat Marwick LLP) as the Company's independent auditors to audit the books, records and accounts of the Company for the year ending December 31, 1999. Shareholders will have an opportunity to vote at the Annual Meeting on whether to ratify the Board's decision in this regard.

     KPMG LLP has served as the Company's independent auditors since the Company commenced business operations in 1993. A representative of KPMG LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     Submission of the selection of the independent auditors to the shareholders for ratification will not limit the authority of the Board of Directors to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated.

Shareholder ratification of the Board of Directors' selection of KPMG LLP as the Company's independent auditors is not required by any statute or regulation or by the Company's Bylaws. Nevertheless, if the shareholders do not ratify the selection of KPMG LLP at the Annual Meeting, the selection of independent auditors for the current year will be reconsidered by the Board of Directors.

     The Board of Directors recommends that you vote for approval of the selection of KPMG LLP.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in such securities and other equity securities of the Company. Securities and Exchange Commission regulations require directors, executive officers and greater than 10% shareholders to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with, except that Richard G. Rose, an executive officer of the Company, filed late his initial statement of beneficial ownership of securities on Form 3.

                  OTHER BUSINESS OF THE MEETING

     The Board of Directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this Proxy Statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment.

                          ANNUAL REPORT

     The Company's Annual Report to Shareholders, containing consolidated financial statements for the year ended December 31, 1998, is being mailed with this Proxy Statement to all shareholders entitled to vote at the Annual Meeting. Such Annual Report is not to be regarded as proxy solicitation material.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998 (THE "FORM 10-KSB"), EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF APRIL 16, 1999, UPON WRITTEN REQUEST TO DONALD L. CAMPBELL, EXCHANGE NATIONAL BANCSHARES, INC., 132 EAST HIGH STREET, JEFFERSON CITY, MISSOURI 65101. The Company will provide a copy of any exhibit to the Form 10-KSB to any such person upon written request and the payment of the Company's reasonable expenses in furnishing such exhibits.

          SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     It is presently anticipated that the 2000 Annual Meeting of Shareholders will be held on June 7, 2000. Shareholder proposals intended for inclusion in the proxy statement for the 2000 Annual Meeting of Shareholders must be received at the Company's principal executive offices, located at 132 East High Street, Jefferson City, Missouri 65101, by registered or certified mail, within a reasonable time before the solicitation with respect to the meeting is made, but in no event later than December 30, 1999. Such proposals must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the attention of the President of the Company.

     In accordance with the advance notice provisions of the Company's Articles of Incorporation and Bylaws, written notice of the shareholder's intent to bring any business before an annual meeting must be delivered to the Company's Secretary at the Company's principal executive offices not less than 60 days prior to the first anniversary of the previous year's annual meeting.
The deadline for such notices in connection with the Company's 2000 Annual Meeting is April 10, 2000. Proxies solicited in connection with the 2000 Annual Meeting of Shareholders shall confer on the appointed proxies discretionary voting authority to vote on certain shareholder proposals that are not presented for inclusion in the proxy materials unless the proposing shareholder notifies the Company by April 10, 2000 that such proposal will be made at the meeting.

                              By Order of the Board of Directors

                                   /s/ Donald L. Campbell
                                   Donald L. Campbell
                                   Chairman of the Board
                                       and President

April 29, 1999
Jefferson City, Missouri

                            APPENDIX A


                            P R O X Y

                ANNUAL MEETING OF THE SHAREHOLDERS
                                OF
                EXCHANGE NATIONAL BANCSHARES, INC.
                           JUNE 9, 1999

     The undersigned hereby appoints Charles J. Kolb and Harry F. Goldammer, and each of them, jointly and severally, the agents and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Exchange National Bancshares, Inc. (the "Company") to be held at The Exchange National Bank of Jefferson City's facility located at 3701 West Truman Boulevard, Jefferson City, Missouri, on Wednesday, June 9, 1999, commencing at 9:00 a.m., local time, and any adjournment thereof (the "Meeting"), and to vote all of the stock of the Company, standing in the name of the undersigned on its books as of the close of business on April 16, 1999, and which the undersigned would be entitled to vote, if present, with the same force and effect as if voted by the undersigned and especially to vote said stock with respect to the following matters:

          1.   ELECTION OF THREE CLASS I DIRECTORS.

     (INSTRUCTIONS: To vote FOR, or to WITHHOLD AUTHORITY to vote for (i.e., AGAINST) any individual nominee named below, mark the appropriate box next to each such nominee's name. Please mark only one box next to each such name.)

               FOR the   WITHHOLD AUTHORITY
               NOMINEE   TO VOTE FOR THE NOMINEE

                 [  ]         [  ]   Charles G. Dudenhoeffer, Jr.

                 [  ]         [  ]   Phillip D. Freeman

                 [  ]         [  ]   James E. Smith

          2. Proposal to ratify the selection by the Board of Directors of the Company of the accounting firm of KPMG LLP as the Company's independent auditors for the current year.

               [  ] FOR       [  ] AGAINST        [  ] ABSTAIN

          3. Such other matters, related to the foregoing or otherwise, as properly may come before said Meeting or any adjournment thereof. The Board of Directors has advised that at present it knows of no other business to be presented by or on behalf of the Company or its management at the Meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated April 29, 1999.

Dated:  _____________, 1999        ______________________________

                                   ______________________________


No. of Shares:                (Sign exactly as your name appears
                              on your stock certificate.  Where
                              shares are held in the name of two
                              or more persons, all should sign
                              individually.  A corporation should
                              sign by authorized officer and
_______________________       affix corporate seal.)

     UNLESS OTHERWISE SPECIFICALLY DIRECTED ABOVE, THIS PROXY SHALL CONFER AUTHORITY TO VOTE FOR THE ELECTION OF THE THREE (3) PERSONS LISTED ABOVE AS CLASS I DIRECTORS OF THE COMPANY FOR THE NEXT THREE YEARS AND FOR THE RATIFICATION OF THE SELECTION OF THE ACCOUNTING FIRM OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS. IN THEIR DISCRETION, THE APPOINTED PROXIES AND AGENTS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                          APPENDIX

                    PROXY/DIRECTION TO TRUSTEE

                ANNUAL MEETING OF THE SHAREHOLDERS
                                OF
                EXCHANGE NATIONAL BANCSHARES, INC.
                           JUNE 9, 1999

     The Annual Meeting of the Shareholders of Exchange National Bancshares, Inc. (the "Company") will be held at The Exchange National Bank of Jefferson City's facility located at 3701 West Truman Boulevard, Jefferson City, Missouri, on Wednesday, June 9, 1999, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned.

       I am a participant in The Exchange National Bank of
Jefferson City Profit Sharing Trust.   As of the close of
business on April 16, 1999, my account in the profit sharing trust was credited with the number of shares of common stock of the Company set forth below. I may or may not be vested in all or part of such shares.

       I hereby direct the Trustee (The Exchange National Bank of Jefferson City) to vote the above number of shares of stock with respect to the following matters:

       1. ELECTION OF THREE CLASS I DIRECTORS.

     (INSTRUCTIONS: To vote FOR, or to WITHHOLD AUTHORITY to vote for (i.e., AGAINST) any individual nominee named below, mark the appropriate box next to each such nominee's name. Please mark only one box next to each such name.)

          FOR the   WITHHOLD AUTHORITY
          NOMINEE   TO VOTE FOR THE NOMINEE

           [   ]         [  ]      Charles G. Dudenhoeffer, Jr.

           [   ]         [  ]      Phillip D. Freeman

           [   ]         [  ]      James E. Smith

       2. Proposal to ratify the selection by the Board of Directors of the Company of the accounting firm of KPMG LLP as the Company's independent auditors for the current year.

       [   ]   FOR       [  ] AGAINST        [  ] ABSTAIN

       3. Such other matters, related to the foregoing or otherwise, as properly may come before said Meeting or any adjournment thereof. The Board of Directors has advised that at present it knows of no other business to be presented by or on behalf of the Company or its management at the Meeting.

       IN WITNESS WHEREOF, the undersigned has duly executed this instrument this _____ day of ___________, 1999.


                               ______________________________
                                        Signature

                               _____________________________
                                       Print Your Name

No. of Shares Credited
to my Account:

________________________________